Exhibit 99.1

Blue Apron Announces Additional Private Placement Investment

NEW YORK, February 14, 2022 - Blue Apron Holdings, Inc. (NYSE: APRN) announces today it has signed an agreement for an additional $5.0 million private placement investment by RJB Partners LLC, an affiliate of Joseph N. Sanberg, a longtime investor in the company. This investment is expected to close today and follows the private placement and backstop investment made by RJB Partners in November 2021 for aggregate gross proceeds of $62.7 million, as part of Blue Apron’s $78.0 million capital raise.

“We are pleased RJB Partners approached us to invest additional funds in our business, committing more of their resources to the long-term vision of Blue Apron,” commented Linda Findley, Blue Apron’s President and Chief Executive Officer. “These funds are in addition to the equity capital raise that we completed in November 2021. We expect these funds to add to what we are already building to accelerate the next phase of our growth strategy.”

Under the terms of the purchase agreement, RJB Partners LLC has agreed to purchase for an aggregate purchase price of $5.0 million (or $14 per share plus associated warrants): (i) 357,143 shares of Class A common stock, (ii) warrants to purchase 285,714 shares of Class A common stock at an exercise price of $15.00 per share, (iii) warrants to purchase 142,857 shares of Class A common stock at an exercise price of $18.00 per share, and (iv) warrants to purchase 71,429 shares of Class A common stock at an exercise price of $20.00 per share. Under the purchase agreement, the company has agreed to provide RJB Partners LLC with certain customary registration rights with respect to the securities purchased in the private placement. The private placement closed concurrently with signing the purchase agreement.

Blue Apron intends to use the net proceeds of the private placement for working capital and general corporate purposes, including to continue to accelerate its growth strategy.

The securities sold in the private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or other applicable jurisdiction’s securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws. The company has agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock (and the shares of common stock issuable upon exercise of the warrants) issued in the private placement on the earliest of (i) February 14, 2023, (ii) within 30 days of the date requested by RJB Partners LLC and (iii) such other date as mutually agreed by Blue Apron and RJB Partners LLC.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offering of the securities under the resale registration statement will only be made by means of a prospectus.

About Blue Apron

Blue Apron’s vision is Better Living Through Better FoodTM. Launched in 2012, Blue Apron offers fresh, chef-designed recipes that empower home cooks to embrace their culinary curiosity and challenge their abilities to see what a difference cooking quality food can make in their lives. Through its mission to spark discovery, connection and joy through cooking, Blue Apron continuously focuses on bringing incredible recipes to its customers, while minimizing its carbon footprint, reducing food waste, and promoting diversity and inclusion.

Forward-Looking Statements

This press release includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," “forecasts,” "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, the company’s ability to close the investment described in this press release on the expected time frame, if at all, the company’s ability, including the timing and extent, to successfully support the acceleration and execution of its growth strategy (including the ability to successfully increase marketing and technology improvements on the planned timeline to enable it to meet expected outlook for 2022), cost-effectively attract new customers and retain existing customers, including its ability to sustain any increase in demand resulting from both its growth strategy and the COVID-19 (coronavirus) pandemic, and its ability to continue to expand its direct-to-consumer product offerings, and to continue to execute operational efficiency practices; changes in consumer behaviors, tastes and preferences that could lead to changes in demand, including as a result of, among other things, long-term impacts of the COVID-19 pandemic on consumer behavior and the impact of inflation or other macroeconomic factors on consumer spending habits; the company’s ability to attract and retain qualified employees and personnel in sufficient numbers, both generally and in light of ongoing nationwide labor shortages as a result of COVID-19 or otherwise; any material and adverse impact of the COVID-19 pandemic on the company’s operations and results, such as the need to cancel or shift customer orders, whether as a result of challenges in employee recruiting and retention, any prolonged closures, or series of temporary closures, of one or both of its fulfillment centers, or supply chain or carrier interruptions or delays; the company’s expectations regarding its expenses and net revenue and its ability to grow adjusted EBITDA and to achieve or maintain profitability; the company’s expectations regarding, and the stability of, its supply chain, including potential shortages, interruptions and/or increased costs in the supply or delivery of ingredients, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of the COVID-19 pandemic or otherwise; the company’s ability to effectively compete; the company’s ability to maintain and grow the value of its brand and reputation; the company’s ability to achieve its environmental, sustainability and corporate governance goals (including its goal to be carbon neutral by March 31, 2022, initially through carbon offsets) and to adopt its planned corporate governance reforms, in its anticipated timeframe or at all; the company’s ability to maintain food safety and prevent food-borne illness incidents and its susceptibility to supplier-initiated recalls; the company’s ability, including the timing and extent, to sufficiently manage costs and to fund investments in its operations in amounts necessary to maintain compliance with financial and other covenants under its indebtedness while continuing to support the execution and acceleration of its growth strategy; the company’s ability to comply with modified or new laws and regulations applying to its business, or the impact that such compliance may have on its business; the company’s vulnerability to adverse weather conditions, natural disasters, and public health crises, including pandemics; the company’s ability to protect the security and integrity of its data and protect against data security risks and breaches; the company’s ability to obtain and maintain intellectual property protection; and other risks more fully described in the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 filed with the SEC on November 9, 2021, the company’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the SEC, and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

Media Contact

Muriel Lussier

Blue Apron

muriel.lussier@blueapron.com

Investor Contact

Tip Fleming

Blue Apron

investor.relations@blueapron.com